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                                                                   EXHIBIT 10.29
                                 VERISITY LTD.

                          (Hereafter: the "Company")

PLAN TO GRANT SHARES AND ALLOT OPTIONS TO THE COMPANY EMPLOYEES

1.  Introduction
    ------------

    The aim of this plan is to grant Company shares and/or options to the employees and managers of the Company, its subsidiary companies and affiliated companies (hereafter: the "Employees" or the "Employee"), in order to create an incentive for the Employees and to make them partners in the development and success of the Company.

    The plan will be subject to receipt of all the certifications and/or implementation of all other actions required from time to time, and will enter into force on the date determined by the Board of Directors or the Company, subject to receipt of the approval of the General Meeting of the Company. In order to remove all doubt, this plan takes precedence over any previous plan or prior undertaking, and in any case the date for the grant for shares in pursuance of this plan shall enter into force only 30 days from the date of the Company's notice and of the Trustee to the Assessing Officer in pursuance of Section 102 of the Income Tax Ordinance (hereafter: the "Date of the Grant").

    It is the intention of the Company to apply to the Income Tax Authorities in order to obtain approval of this plan, so that the plan will be operated within the context of Section 102 of the Income Tax Ordinance, the Regulations, Rules and Provisions that were issued on the basis thereof (Section 102 and the said General Regulations and Provisions shall be called hereafter - "Section 102"). At the same time, there is no guarantee that the whole plan or part thereof will be approved by the Tax Authorities, or that it will be in accordance with the provisions of the law from time to time. Should there be a discrepancy between the sections of the plan, its appendices and the agreements with Employees that are drafted within its framework and the provisions of Section 102, the provisions of 102 shall apply, and the necessary adaptations will be determined by the Board of Directors of the Company, at its absolute discretion.

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2.   Management of the Plan
     ----------------------

               2.1 Subject to that stated in Section 2.3 and 2.4 below, this Plan shall be managed by the Board of Directors of the Company at its absolute discretion, or by whoever is determined by the Board of Directors for the purpose of management of the Plan (hereafter: the "Plan Manager"). The Board of Directors or officers of the Company and/or the Trustee in pursuance of the Plan shall not bear personal liability and shall not be obligated in any way towards an Employee on account of a decision and/or actions taken concerning this Plan and/or in connection therewith.

               2.2 Without derogating from the general nature of the above, the Board of Directors and/or the Plan Manager shall be authorized as specified below:

                    2.2.1 To determine, at their absolute discretion, who are the Employees who shall be granted shares and/or to whom options will be allotted in pursuance of this Plan and the number of shares and/or options to be given to each one; to determine the date and manner of granting the shares and/or options; to specify terms that will not necessarily be identical for all the Employees, for each share and /or option that the Company grants, including the price and conditions for receipt of the shares and/or options.

                    2.2.2 To determine the terms of the options including, but without derogating from the general nature of that stated, the exercise price of the options (the price to be paid for the exercise shares at the time they are allocated), the period for exercise of the options including an extension of the period and to determine the period, after the termination of an employer - employee relationship as stated in Section
                           9.5 below, in the framework of which the Employee shall be eligible to exercise the options. To remove any doubt, the Board of Directors and/or the Plan Manager may at any time extend the period for exercise of the options by an Employee after the termination of the employer - employee relationship between him and the Company as stated in Section 9.5 below even after the termination of the employer - employee relationship as stated while amending that stated in this matter in the agreement with the Employee and/or in this Plan.

                    2.2.3 To determine the obligations of the Employee towards the Company in connection with this Plan and its operation; to sign an

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                 agreement or agreements for the grant of shares and/or options or any other agreement with the Employee or the Employees.

          2.2.4 To determine the provisions in all that concerns the grant of shares and/or options in installments that are allocated to each Employee (the vesting period).

          2.2.5 To alter any of the terms determined in all that is connected with the shares and/or the options including all that is connected with the terms determined as stated in sections
                 2.2.1 -2.2.5 above, providing that this will in no way prejudice the rights of an Employee who has been granted shares and/or allocated options as stated.

          2.2.6 To determine at their absolute discretion the Trustee in pursuance of the Plan and to replace him at any time in the future, subject to the approval of the Income Tax Commission, if such approval is required.

          2.2.7 To freeze, terminate or cancel the whole plan or part thereof, to interpret the Plan and its provisions, to determine additional provisions and subsidiary plans, to specify in its stead any other plan and to determine any other provisions and to carry out any actions that are connected with this Plan. To remove any doubt, the cancellation of the Plan is subject to being coordinated with the Income Tax Commission, if such coordination is required, and does not prejudice the rights conferred on the Employees.

     2.3 The Managing Director of the Company shall be authorized to allocate an individual Employee shares and/or options that represent up to 1% of the issued share capital of the Company, on the basis of full dilution, at his sole discretion.

     2.4 Despite that stated in Sections 2.1, 2.2 and 2.3 above, any resolution of the Board of Directors of the Company or any person appointed by the Board of Directors in the matter of this Plan, shall be subject to the approval and veto of Mr. Yoav Hollander.

3.   The Shares and Options in pursuance of the Plan

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     The shares in pursuance of this Plan shall be ordinary shares in the
     Company (above and below - the "Shares"). The options in pursuance of this Plan shall be options to purchase ordinary shares in the Company with a nominal value of NIS 00.1 each (above and below - the "Exercise Shares"). The period for exercise of the options and the exercise price shall be determined as stated in Section 1 above, and if the exercise period is not determined as stated, the exercise period shall be 10 years from the time the options are allocated to an Employee.

     The maximum number of shares, including the exercise shares, that will result from the exercise of the options in pursuance of this Plan is 1,260,000 shares each with a nominal value of NIS 00.1, that were allocated to Ma'ahaz Ne'eman Ltd. and that are held in trust. This is subject to verification because of changes in the Company equity, if there is any such change, as stated in Section 13 below.

     Should the conditions determined for the grant of shares and/or the allocation of options to an Employee not be met for any reason whatsoever and/or if the options allocated to an Employee are not exercised for any reason whatsoever, the shares granted and/or which were not exercised as stated, shall be placed at the disposal of the Plan and they may be used otherwise, including in order to make a new grant and/or to allocate new options to other Employees, all as stated in Section 2 above.

4.   The Declarations and Undertakings of the Employee
     -------------------------------------------------

     Every Employee that participates in the Plan will sign the agreement and any other or additional document and/or undertaking in the text determined from time to time by the Board of Directors of the Company and/or the Plan Manager (hereafter: the "Agreement"). The said Agreement will not necessarily be identical in its text and/or its terms to agreements with other Employees.

     Without derogating in any way from the provisions of the Plan or from the provisions of any other agreement and/or document that is signed by the Employee on participating in this Plan, the Employee declares and confirms as follows:

               4.1 That the Plan and the Agreement take precedence over any previous agreement, arrangement and/or understanding, whether made in writing or orally, between him and the Company, its directors and/or its shareholders in all that concerns the matters contained in the Plan and concerning the shares and/or options in the Company and any such agreement, arrangement or understanding, if there was any such agreement, arrangement or understanding is hereby cancelled.

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     4.2  In any event, Section 102, as is valid from time to time and the Deed of Trust between the Company and the Trustee and the notice to the Assessing Officer of the execution of the rightful allocation and any additional and/or other document in connection therewith, obligate the Employee in full and will take preference in the event of a discrepancy in any other provision in this Plan.

     4.3 That the Employee is aware and agrees that the shares in the Company are not traded on any Stock Exchange whatsoever and that the Company is not obligated in any way to register the Company shares and/or the options and/or the exercise shares that are allocated to the Employee as stated, for trading

     4.4 That the Employee acknowledges that there are tax consequences in connection with the grant of the shares and/or options. The Employee is aware and agrees that in accordance with the provisions of the Plan, the Employee solely will bear the taxes of any sort whatsoever, any expenses derived therefrom, whether the provisions of Section 102 apply to the Employee or not, and the Employee shall not have, and the Employee hereby waives any suit and/or claim that he has or that he may have in the future against the Trustee and/or against the Company and/or against those acting in their name and/or on their behalf that arises from the taxation that is connected in any way with the shares and/or the options and/or the participation of the Employee in the Plan.

          Similarly, the Employee acknowledges and agrees to that fact that without derogating from his said obligation to pay all the taxes in connection with the shares and/or options, the Company and/or the Trustee may and/or are obliged to deduct tax at source from all payments due to the Employee.

     4.5 That he acknowledges that restrictions are placed on the transfer of the shares and/or the options and inter alia as stated in Section 6, 7 and 10 below.

     4.7 That he is familiar with the Company and its activities and that he knows that the Company operates and manufactures in a sophisticated, technology - intensive, high risk area and that there is an economic risk in holding the Company shares. Therefore, the Employee undertakes that he shall not make any claim against the Company, its directors, employees or shareholders should it become clear that his investment in

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          the Company shares, on account of the payment of taxes that applies to him or for any other reason whatsoever, fails.

     4.8 The Employee hereby confirms and undertakes to the Company, the Trustee, the Assessing Officer and the Income Tax Commission, in accordance with that stated in the Income Tax Rules (Tax Relief on the Allocation of Shares and/or Options to Employees) 5749 - 1989 and/or any provision of law that replaces it, that he agrees that the said arrangement in Section 102 applies to him and that he shall not demand tax exemption according Sections 104 and 97(a) of the Income Tax Ordinance in pursuance of Section 102. The Trustee and the Company shall inform the Assessing Officer of this undertaking of the Employee.

          The text of the Employee's undertaking in this matter shall be signed with the signature of the Employee on the Agreement.

     4.9 That he is aware, agrees and confirms that the Plan is a flexible plan and subject from time to time to material and/or other changes that will be made by the Board of Directors and/or the Plan Manager and the Employee agrees and undertakes that he will not object to any change and/or replacement as stated, that he will sign any document that in the opinion of the Company is required to give full effect to any change in the Plan and that any change in the Plan or change in connection with the Plan will obligate him as though it had been contained in the Plan from the beginning, providing that any such change does not prejudice the rights conferred on him.

5.   The Terms of the Plan
     ---------------------

     The following terms, unless explicitly specified otherwise in the Agreement in respect of a particular Employee, shall apply to all the Employees who participate in the Plan.

               5.1 The Employee shall not have any right conferred on a shareholder in the Company as long as the shares and/or exercise shares have not been registered in his name in the Shareholders Register of the Company, and in this matter that stated in Sections 6 and 7 below shall apply.

     5.2 The income charged to the credit of the Employee as a result of the grant of the shares and/or options and/or exercise shares, their transfer to his name or their sale and all that is connected with them, shall not be

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          considered when calculating the basis of the Employee's eligibility to any social rights whatsoever. Without derogating from the general nature of that stated, this income shall not be considered for the purpose of calculating National Insurance, Directors' Insurance, Advanced Studies Fund, Providence Funds, Severance Pay, Vacation Pay and the like. Should the Company be obliged in pursuance of this Agreement to take account of the above components in the income or profit to be charged in any practical or theoretical manner to the account of the Employee, and then the Company shall indemnify the Employee in respect of any expense he incurs in this connection.

     5.3 No provision whatsoever in this Agreement or in this Plan shall be construed as an undertaking and/or agreement on the part of the Company to employ the Employee for any particular period nor should any provision in the Agreement or the Plan be construed as a limitation of the Company's rights to terminate the employment of any Employee at any time, at the sole discretion of the Company and according to the Employment Agreement of each Employee and/or in law. Therefore, inter alia, the Employee shall have no claim against the Company because his rights in pursuance of Section 102 are likely to be denied him on account of the termination of his Employment with the Company as stated.

6.   Vesting - Formulation of the Employees Eligibility to Shares and/or Options
     ---------------------------------------------------------------------------

     The Employee's eligibility to shares and/or options that are allocated to him in pursuance of this Agreement with him, shall be formulated, unless otherwise stated in the Agreement with each Employee as is determined in that stated above in Section 2, so that as long as any Employee is an employee of the Company, or of its subsidiary company, the Employees rights shall be formulated as 25% of the shares allocated to him in the Agreement with him for each full year of his employment with the Company.

     To remove any doubt, if the Employee's work with the Company is terminated for any reason whatsoever before the end of his first year of employment with the Company, the Employee shall not be eligible for shares and/or options in the Company at all. If his employment with the Company is terminated for any reason whatsoever after the end of the first year and before the end of the fourth year, the Employee shall be entitled to shares and/or options for the relative part according to the period during which he was actually employed for his last "working year" subject to that stated at the end of Section 9.2 below concerning the negation of eligibility of an

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     Employee who was dismissed in circumstances in which the Employee is not eligible for severance pay or for any part thereof.

     It is hereby made clear that regardless of the formulation of the Employee's eligibility to shares and/or options as stated above, the shares shall be blocked by the Trustee for a period of at less 24 months from the end of the period of the Company and the Trustee's notice to the Assessing Officer, in pursuance of the provisions of Section 102 (the "Date of Grant").

7.   Placing the Shares and/or the Options at the Disposal of the Trustee to be
     --------------------------------------------------------------------------
     Held by Him.
     ------------

               7.1 The Trustee appointed as stated above by the Board of Directors of the Company for the purposes of executing this Plan shall be vested with all the powers in pursuance of Section 102 as well as any other authority agreed between him and the Company in the Trust Agreement to be drawn up between him and the Company.

     7.2 The shares and/or the options and/or the exercise shares and the share certificates in respect of the shares and the exercise shares that are issued in the name of the Trustee, shall be deposited with him and held by him and shall be registered in his name in the Shareholders' Register of the Company for the period specified in section 7.4 below which shall not be less than the period determined in pursuance of
          Section 102 (hereafter: the "Blocking Period").

     7.3 Unless otherwise stated in this Plan or in any other agreement, the Trustee shall hold in trust any asset he receives in respect of the shares and/or the options and/or the exercise shares. Should the eligibility of any Employee be formulated in relation to particular shares and/or options and/or exercise shares, the Trustee shall hold any asset he receives in respect of these shares and/or options and/or exercise shares to the benefit of the Employee and shall deem the asset as part of those same shares and/or options and/or exercise shares in connection with the Blocking Period in pursuance of Section 102.

     7.4 Subject to that stated in Section 102, the Employee and/or his heirs may not demand the transfer of the shares and/or options and/or exercise shares into their possession from the Trustee before July 1, 2002 or immediately after the Company's shares have been issued to the public, whichever is the earlier.

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     7.5  As long as the shares and/or the exercise shares in pursuance of this
          Plan are held by the Trustee or are registered in his name in the Shareholders' Register of the Company, Ma'ahaz Ne'eman Ltd. only shall be eligible to exercise any right of any sort whatsoever vested in the shareholders of the Company in connection with the shares including the right to be invited, to participate and to vote at any Shareholders' Meeting and to appoint directors, in as far as such a right exists. The Employee shall not be eligible to exercise any right to approach the Trustee or the Company with any demand or request in this matter. Ma'ahaz Ne'eman Ltd. shall be authorized whenever it so requests by the Board of Directors of the Company to shorten the period of advance notice for a General Meeting of the Company. Ma'ahaz Ne'eman Ltd. shall sign each resolution of the Shareholders of the Company in writing if instructed to do so by Mr. Yoav Hollander. Ma'ahaz Ne'eman Ltd. will provide Mr. Yoav Hollander with a power of attorney to vote in its name and in its stead in respect of the shares which confer on them the said voting rights at any General Meeting in respect of which Mr. Hollander requests such power of attorney. This power of attorney will allow Mr. Hollander to appoint another warrantor. If no such warrantor is appointed, Ma'ahaz Ne'eman Ltd. shall be prevented from voting by virtue of the shares registered in its name at the General Meeting of the Company.

          In order to remove any doubt and without derogating from the aforementioned, holders of options shall not be eligible for rights as shareholders of the Company as long as they have not exercised the options and as long as the exercise shares have not been allotted to them and the consideration for them actually paid to the Company, and on the allocation of the said exercise shares, all that stated above in this Section shall apply to those shares.

     7.6 Should at any time before the Company's shares are issued to the public, the Company vote on an offer of rights to the shareholders (hereafter- "Offer of Rights") and the Board of Directors of the Company determine that the Employees are eligible to participate in this Offer of Rights and at the same time the right to purchase the shares offered within the framework of the Offer f Rights is conferred on the Employees because of their holding Company shares, the Company shall offer the Employees the right to purchase these shares in accordance with the number of shares allocated to each Employee, whether the Employee's right to shares has been formulated or not. Should the Employee exercise the right, the shares acquired by him shall be conferred to the Trustee, and they will be treated as part of the shares. Should the Employee not exercise the right, the Trustee shall transfer

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          the right not exercised to Mr. Yoav Hollander. The Trustee shall act in accordance with the aforementioned so that time shall be allowed to Mr. Hollander to exercise his right (if there is any such right) in accordance with the schedule determined in the Company Articles of Association. In order to remove any doubt, that stated in this Section shall not apply to those Employees who were allotted options in pursuance of this Plan.

          In order to remove doubt, at any time at which the Employees do not have the right to purchase shares in the Company because any such issue is not within the framework of the Offer of Rights as stated above in this Section, or if the Board of Directors has determined that the Employees may not participate in such an Offer of Rights and the Trustee, by virtue of the fact that he holds shares in the Company, has the right to purchase shares and/or options in the Company when offered (preemptive right) in accordance with that stated in Articles 50 - 51 of the Articles of Association of the Company, that stated in Section 7.5 above shall not apply and the Trustee shall not exercise his right to purchase the shares in the Company as stated in this framework.

     7.7 The Trustee shall not exercise the right of first refusal to purchase shares in the Company in respect of the shares registered in his name, even if such a right is conferred on him in law, in the Articles of Association or an agreement.

     7.8 Should the Board of Directors of the Company or any person acting in its name decide to terminate or cancel the Plan, the Trustee shall transfer the assets he holds and that have not been allocated to an Employee in accordance with the instructions of the Board of Directors of the Company or whoever is authorized by the Board.

     7.9 The Trustee shall not be liable to the Employee and/or to any third party (including, but without derogating from the general nature of that stated, the Income Tax Authorities and any other governmental or administrative authority) in respect of any action he has taken and/or that shall be taken concerning this Plan and its performance and all that is connected with it or is derived therefrom. The Employee undertakes not to make any claim against the Trustee in any manner whatsoever or on any grounds whatsoever.

8.   The Terms of the Options and Their Exercise
     -------------------------------------------

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               8.1  The options shall lapse to all intents and purposes on
     December 31, 2007 unless this Plan is brought to an end before that date or if this date is extended as stated in Section 2 above. After its lapse as stated, the options shall be void to all intents and purposes and shall not confer any right whatsoever on any person holding them or eligible to hold them, before they lapsed as stated.

     8.2 The right to exercise the options shall be conferred on an Employee in installments and gradually as is determined in Section 6 above. At the end of each of the periods determined as stated, the Employee may, from time to time, exercise the options concerning all the shares allocated for that period or any part thereof. In addition, during each of the periods, it will be possible to exercise the options concerning all the shares or part of the shares allocated for the previous period in which the options were not exercised in full and on condition that at the time of exercising the option, the Employee has been employed continuously by the Company from the date of issue until the date of exercise and/or he is within the extension period as stated in section 2.2.2 above, subject to that stated at the end of section 9.2 below concerning the negation of rights of an Employee who was dismissed in circumstances in which the Employee is not eligible to receive severance pay or any part thereof.

     8.3 An Employee who wishes to exercise the option for which his eligibility has been formulated as stated above in Section 6, and subject to that stated in Section 8.2 above, notice in writing shall be given to the Company, as is relevant, in the accepted text for the matter at that time, and a copy of which the Employee may obtain from the Company. The notice will itemize the number of shares that the Employee wishes to exercise and the payment due will be attached, and the manner in which it is paid, for the price for exercise of the options, in accordance with that determined by agreement. All other documents that the Employee is obliged to sign, as a condition for exercising the option shall also be attached to the notice as specified in the Plan and as decided by the Board of Directors. As a condition for exercise of the option, the Employee shall pay the applicable tax, if there is any such tax (including by the tax being deducted at source by the Company).

     8.4 On receipt of all the documents, certificates and payments as required from the Employee as a condition for exercise of the option in pursuance of this Plan and the fulfillment of all other conditions in respect thereof in pursuance of the agreement and in law, the Trustee shall send a notice to the Company in the text to be determined in the

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          matter from time to time. The Company shall allocate the shares that derive from the exercise of the option in the name of the Trustee, shall register the Trustee in the Shareholders' Register of the Company and shall issue the Trustee with a share certificate in the name of the Trustee in accordance with that stated in this Plan and in pursuance of the provisions of Section 102.

9.   Termination of the Employee's Employment
     ----------------------------------------

               9.1 Should the provisions of section 102 apply to the Plan, then if the Employee has ceased to be an employee of the Company before the end of the two year period determined in pursuance of the provisions of
       Section 102, other than if he has ceased to be employed by the company on account of his demise or on account of special circumstances that are not under the control of the Employee, to the satisfaction of the Commissioner, then the exemption determined in Section 102 shall not apply to that Employee. In such a case, the Employee shall make arrangements with the Tax Authorities, at his expense, in regard to all that is connected with taxation of the shares and/or the options and pay the applicable tax immediately, as stated in Section 102.

     9.2 In the case of the termination of the Employee's employment with the Company after the end of the first year, and providing that the date of the termination of his employment comes into force after the end of the blocking period in pursuance of Section 102, the Employee shall be entitled to shares for which his eligibility has already been formulated at the date of the termination of his employment as stated. The aforementioned shall not apply in the case of the termination of the employment of an Employee if in the circumstances in which he was dismissed or if he was dismissed by the Company so that he is not entitled in law to severance pay or any part thereof, then, the Employee's right to any shares and/or options to which he is eligible in pursuance of this Plan and which are registered in the name of the Trustee including the shares and/or options for which his eligibility has already been formulated in pursuance of Section 7 above, shall lapse.

     9.3 As concerns options that had not been exercised by the date of the termination of the Employee's employment, the Employee may exercise the options in accordance with the conditions to be determined as stated in Section 2.2.2 above. In any case, and unless otherwise determined in pursuance of Section 2.2.2 above, the exercise period, after the termination of the employer - employee relationship shall not be longer

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          than 6 months in the case of the death of the employee, 30 days in the case of termination of the employer - employee relationship for any other reason, while in the case of the dismissal of an employee in circumstances in which, in law, his severance pay may be negated, or part thereof, subject to that stated at the end of Section 9,2 above concerning the negation of the eligibility of an employee who was dismissed in circumstances in which the Employee is not entitled to severance pay or part thereof.

    9.4 In the case of the demise of the Employee and subject to the provisions of Section 102, shares and/or options held by the Trustee or held directly by the Employee for which the Employee's eligibility was formulated before his demise, shall be held by him for the heirs of the Employee as they were held for the Employee subject to all the provisions of this Plan and for the period of time determined for the heirs to exercise the options as stated in Section 2.2.3 above, and the remaining rights of the Employee to shares and/or options for which his eligibility had not yet been formulated at the date of his death shall lapse and shall not confer any right on his heirs.

    9.5 As regards that stated above, the termination of the Employee's employment shall be the date on which the Company or the Employee, as is the case, informs the other party in writing of the termination of the connection between them, even if a later date is recorded in the notice for the termination of the employer - employee relationship, unless another later date is determined by the Board of Directors and/or the Plan Manager.

    10.   Restrictions of the Transfer of the Shares and/or the Options
          -------------------------------------------------------------

               Without derogating from that stated in Sections 6 and 7 above, the Employee's rights in all that is connected with the shares and/or the options, all or part of them, as long as the shares and/or the exercise shares that are derived from the options have not been transferred to him from the Trustee and registered in his name, are individual and may not be transferred, assigned, mortgaged, subjected to a lien, charge or other encumbrance whether voluntarily or by force of law, other than a transfer by virtue of a will or the laws of inheritance, and no power of attorney shall be granted in respect thereof nor deed of transfer, whether it enters into force immediately or at a future date. To remove any doubt, the options are not transferable in any manner whatsoever other than by virtue of a will or the laws of inheritance, and they may be exercised solely by the Employee or his heirs.

     Any such transfer, whether made directly or indirectly, whether made to obtain immediate effect or effect in the future shall be null and void.

     After the transfer of the shares from the Trustee to the Employee on the Company's registrar, the Employee shall be subject to the same limitations applicable to the transfer of shares in the Company which are set forth in the Company's Articles of Association, as shall be in force from time to time.

     In addition and without derogating from that stated above, should the Lock Up or Market Standoff periods apply to the shares in pursuance of the provisions of the Stock Exchange and/or the terms of issue and/or a demand of the underwriters on an issue to the public, if there is an issue to the public and/or the decision of the Board of Directors and/or the Plan Manager and/or in law, the Board of Directors shall determine the extent and the terms of the application of these Lock Up Periods, and the Employee shall be subject to such decision.

11.  Taxations, and Other Arrangements Arising from the Transfer of the Shares
     -------------------------------------------------------------------------
     and/or the Options to the Employee
     ----------------------------------

     11.1 The Employee shall bear all obligations for tax, charges, compulsory payments that are applied by the Tax Authorities (whether in Israel or abroad) and any other compulsory payment whatever its source, in respect of the shares and/or the options and/or the exercise shares or dividend or any other benefit in respect thereof, in connection with the transfer of the shares and/or the options and/or the exercise shares to the name of the Employee and/or other charges that arise in the name of the Employee and/or the Trustee in connection with the Plan. The Company will deduct tax due, including deduction of tax at source, as is compulsory according to the provisions of this Plan. If at any stage of the execution of the Plan, any payment of tax is demanded and the Company is not in possession of the required sums to carry out the said deduction at source from the amount due to the Employee from the Company, the Company may not execute that stage and/or part of the Plan unless the Employee makes immediately available to the Company on its demands, the sums required for making the said payment of tax.

     11.2 The Company or the Trustee may, at any time, approach the Assessing Officer and any other foreign tax authority to obtain confirmation concerning the amount of tax that the Company or the Employee or the Trustee is bound to transfer in respect of the allocation of the shares and/or the options and/or the exercise shares or any other questions that concern the implementation of this Plan. Before the transfer of the shares and/or the options and/or the exercise shares to the name of the Employee, the Trustee shall obtain a confirmation from the Assessing

          Officer or any other confirmation to the satisfaction of the Company of the fact that the tax that applies in pursuance of Section 102 has been paid and that the shares and/or the options and/or the exercise shares may be transferred to the name of the Employee.

     11.3 The Employee, if requested to do so by the Trustee or by the Company Accountant, will furnish the Trustee with confirmation from the Assessing Officer in the text acceptable to the Trustee, of the tax that applies in respect of the shares and/or the options and/or the exercise shares and that is to be transferred to the Assessing Officer as a condition for the transfer of the shares and/or the options and/or the exercise shares to the name of the Employee. Alternatively, on the demand of the Trustee and in accordance therewith, the Employee shall transfer the applicable tax directly to the Assessing Officer and shall furnish the Trustee and the Company with confirmation from the Assessing Officer in the accepted text of the release of the Trustee and the Company from all liability for the payment of tax.

12.  Transfer of Control
     -------------------

     In any instance of a transaction of transfer of control of the Company as defined below, the Company shall approach the body acquiring control, before the execution of the transfer of control transaction, in order to promote the possibility that the body will accept responsibility for the undertaking to meet the terms of the options in pursuance of this Plan, or shall issue, in stead of the options in pursuance of this Plan that will be cancelled as stated below, new options from that body (or of a body affiliated to it). Should the body acquiring control not be interested in the said possibilities on conditions that are determined to the satisfaction of the Board of Directors and at its absolute discretion then:

     12.1 In regard to the options for which the date of their eligibility has not yet been formulated then the part of the options for which their eligibility is formulated during the 12 months after the merger transaction or if they represent 50% of the options for which the eligibility had not yet been formulated at the date of the merger, whichever is the lesser amount, so that all options that had not been exercised on the eve of the said merger shall be cancelled and also:

     12.2 The Board of Directors and/or the Plan Manager may, at their sole discretion, cancel all the options not yet exercised on the date of execution of the merger transaction, providing that notice is given a reasonable period before that date to the holders of the options of the merger transaction and of the possibility of exercising the options for which their eligibility has been formulated, including the options for which their eligibility has been formulated as stated above in section 12.1, before the execution of the merger transaction.

     In this matter, any transaction or business arrangement shall be deemed to be a merger transaction for a period of 90 days in the framework of which more than 50% of the controlling rights in the Company are transferred, or any assets of the Company are sold or the Company merges with another while the Company is the Company received.

13.  Distribution of Dividends and Adjustments because of Changes in the Capital
     ---------------------------------------------------------------------------
     Structure
     ---------

               13.1 Should changes be made in the capital structure of the Company, including but without derogating from the general nature of that stated, changes in the exercise shares through consolidation, re-organization, a change in the capital structure, distribution of bonus shares, distribution of a non-cash dividend, splitting shares, a divided on liquidation, consolidation of shares, exchange of shares, a change in the structure of the Company or in any other way, but other than a transfer of control of the Company in respect of which that stated in
       Section 12 above shall apply, the Board of Directors and/or the Plan Manager, at their exclusive discretion shall make the appropriate changes in all that concerns the options or the exercise shares including adjusting their number in order to reflect this event providing that it shall not prejudice the rights conferred on the Employees. Should such adjustment create fractions of shares when calculating the number of shares subject to a particular option or that are due to a particular Employee, they shall be rounded off to the lower or upper half unit as is the case, in accordance with the instructions of the Board of Directors and/or the Plan Manager.

               13.2 Should bonus shares be issued by virtue of the shares actually issued for an Employee within the framework of this Plan and that are registered in the name of the Trustee, the bonus shares shall be issued to the Trustee, shall be registered in his name and shall be considered to all intents and purposes, including in all that is connected with their subjection to the terms of the Plan and the provisions of Section 102 as though they were the original shares by virtue of which they were issued as long as the shares are registered in the name of the Trustee.

               13.3 The eligibility of the shares actually issued to an Employee to participate with the Ordinary Shares of the Company in a cash dividend that is declared and distributed shall be subject to the decision of the Board of Directors.

               13.4 In the event that a cash dividend is distributed, subject to that stated in Section 13.3 above, the dividend shall only be distributed in respect of those shares actually allocated to an Employee and in respect of the options exercised up until the "determining date" for the distribution of the dividend and for the shares for which his eligibility has been formulated, in accordance with that stated below in
     Section 13.5. The Employee shall not make any claim against the Company, its directors or shareholders if for any reason, whether it depends on the Company or whether it depends on the Employee, the shares were not allocated to the Employee by the determining date.

     The decision of the Board of Directors of the Company to distribute a dividend shall be sent by registered mail or by fax or by any other method that will enable the Board of Directors to know that the notice has reached the Employees on whom the options were conferred and who are entitled to exercise them by the determining date, at least 7 days before the date determined for the distribution of the dividend, or shall be delivered to them by hand at least 48 hours before the determining date.

                  An Employee who according to the terms of the Plan may request from the Trustee that he exercise the options to purchase any shares whatsoever on his behalf by the determining date, may do so, if he actually does so in the manner required by this Plan by the determining date. The shares allocated in respect of the options exercised by the determining date shall be eligible to participate in the distribution of the dividend as stated above in this Section, subject to that stated in section 13.3 above.

               13.5 A dividend concerning shares that were actually allocated to the Employee, that are registered in the name of the Trustee and for which his eligibility has already been formulated, shall be paid directly to the Employee, after deducting the tax due whether at the standard rate that applies to a dividend or whether at a higher rate, if tax is to be deducted as stated.

                  The Company or the Trustee may offset and deduct at source from any dividend declared and distributed as stated any sum that the Employee owes the Company or the Trustee as well as any sum that is taxable, or subject to a charge or any other compulsory payment.

               14.   Miscellaneous
                     -------------

                 14.1 The Trustee shall not be liable to the Employee or to any third party (including and without derogating from the general nature of that stated, the Income Tax Authorities or any other governmental or administrative authority) in respect of any action taken and/or that shall be taken in connection with this Plan and its execution and all that is connected with it or is derived from it. The Employee undertakes to indemnify the Trustee for any such liability and/or that concerns any claim and/or demand from any agent whatsoever, including the Tax Authorities, in connection with this Plan.

                 14.2 Israeli law shall apply to this Plan and all that is connected therewith, including the Agreement. The sole jurisdiction in pursuance of this Plan shall be that of the competent Court of Law of the State of Israel in Tel Aviv.

                 14.3 Any notice sent in pursuance of the Agreement or the Plan shall be given in writing, and shall be deemed to have been delivered on the date of its delivery to the addressee by hand or by fax or 3 (three) business days after it was dispatched by registered mail to the address of the parties.